UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CARTICA ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PROXY STATEMENT/PROSPECTUS SUPPLEMENT NO. 2

(to Proxy Statement/Prospectus dated November 5, 2025)

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF CARTICA ACQUISITION CORP

PROSPECTUS FOR UP TO
6,677,559 ORDINARY SHARES,
27,400,000 WARRANTS AND
27,400,000 ORDINARY SHARES UNDERLYING WARRANTS OF
NIDAR INFRASTRUCTURE LIMITED

This Proxy Statement/Prospectus Supplement No. 2 (this “Supplement”) supplements the proxy statement/prospectus dated November 5, 2025 that was mailed by Cartica Acquisition Corp, a Cayman Islands exempted company (“Cartica”), to its shareholders on or about November 7, 2025 (as supplemented, the “proxy statement/prospectus”), in connection with the proposed business combination (the “Business Combination”) among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”), pursuant to that certain Agreement and Plan of Merger, dated as of June 24, 2024, by and among Cartica, Nidar and Merger Sub, as amended. Nidar and Cartica each filed the proxy statement/prospectus with the U.S. Securities and Exchange Commission (the “SEC”). Nidar also filed a registration statement on Form F-4 (Registration No. 333-283189), of which the proxy statement/prospectus forms a part, which became effective on November 5, 2025 in accordance with the provisions of Section 8(a) of the Securities Act of 1933, as amended. Capitalized terms used in this Supplement and not otherwise defined herein have the respective meanings ascribed to them in the proxy statement/prospectus.

The purpose of this Supplement is to update and supplement the information contained in the proxy statement/prospectus with information contained in the Current Report on Form 8-K (the “Current Report”) filed by Cartica with the SEC on December 2, 2025. The Current Report is attached to, and forms a part of, this Supplement.

This Supplement modifies and supersedes, in part, the information in the proxy statement/prospectus and is not complete without, and may not be delivered or utilized except in combination with, the proxy statement/prospectus, including any amendments or supplements thereto. Any information in the proxy statement/prospectus that is modified or superseded by the information in the Current Report shall not be deemed to constitute a part of the proxy statement/prospectus except as modified or superseded by this Supplement. This Supplement should be read in conjunction with the proxy statement/prospectus, and if there is any inconsistency between the information in the proxy statement/prospectus and this Supplement, you should rely on the information in this Supplement.

YOU SHOULD CAREFULLY CONSIDER THE MATTERS DISCUSSED UNDER “RISK FACTORS” IN THE PROXY STATEMENT/PROSPECTUS.

Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Business Combination or determined if the proxy statement/prospectus or this Supplement is accurate or adequate. Any representation to the contrary is a criminal offense.

The date of this Supplement is December 2, 2025.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2025

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 11th Floor New York, NY (Address of principal executive offices)	10105 (Zip Code)

+1 (202) 741-3677

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 24, 2024, Cartica Acquisition Corp, a Cayman Islands exempted company (“Cartica”), entered into an Agreement and Plan of Merger (as it amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Cartica, Nidar Infrastructure Limited, a Cayman Islands exempted company (“Nidar”), and Yotta Data and Cloud Limited, a Cayman Islands exempted company and a wholly owned subsidiary of Nidar (“Merger Sub”). Pursuant to the Business Combination Agreement, Merger Sub will merge with and into Cartica (such merger, the “First Merger”), with Cartica surviving the First Merger as a wholly owned subsidiary of Nidar (Cartica, as the surviving entity of the First Merger, the “Surviving Entity”). Immediately following the consummation of the First Merger, the Surviving Entity will merge with and into Nidar (such merger, the “Second Merger”), with Nidar surviving the Second Merger (such company, as the surviving entity of the Second Merger, the “Surviving Company” and, such transactions, collectively, the “Business Combination”).

Forward Purchase Agreement

On December 2, 2025, Cartica and Nidar entered into a forward purchase agreement (the “Forward Purchase Agreement”) with Harraden Circle Investors, LP, Harraden Circle Special Opportunities, LP, Harraden Circle Strategic Investments, LP and Harraden Circle Concentrated, LP (collectively, the “Seller”), for an over-the-counter equity prepaid forward transaction (the “Forward Purchase Transaction”). For purposes of the Forward Purchase Agreement, Cartica and Nidar are referred to as the “Counterparty” prior to and after the consummation of the Business Combination, respectively.

Recycled Shares

Pursuant to the Forward Purchase Agreement, the Seller has agreed to, between (i) the date after the day on which Cartica holds its extraordinary general meeting of shareholders to approve the Business Combination and related matters and (ii) the date before the closing of the Business Combination (the “Closing”), purchase up to 900,000 Class A ordinary shares, par value $0.0001 per share, of Cartica (“Cartica Class A Shares”) through a broker in the open market from holders of Cartica Class A Shares (other than Cartica), including from holders who have previously elected to have their Cartica Class A Shares redeemed in connection with the Business Combination pursuant to the redemption rights (the “Redemption Rights”) set forth in Cartica’s Amended and Restated Memorandum of Association, as amended. For purposes of the Forward Purchase Agreement, the Cartica Class A Shares purchased by the Seller, together with any Cartica Class A Shares held by the Seller as of the date of the Forward Purchase Agreement, are referred to as the “Recycled Shares.” Pursuant to the Forward Purchase Agreement, the Seller waived the Redemption Rights with respect to the Recycled Shares, except for any redemption following an Additional Termination Event (as defined below). The aggregate number of Cartica Class A Shares subject to the Forward Purchase Agreement (the “Number of Shares”) will be the aggregate number of Recycled Shares as notified to the Counterparty by the Seller, but in no event more than 900,000 Cartica Class A Shares. The Number of Shares is subject to reduction following the full or partial optional early termination of the Forward Purchase Agreement as described below.

Prepayment Amount

The Forward Purchase Agreement provides that no later than the earlier of (i) one business day after the Closing and (ii) the date any assets from Cartica’s trust account are disbursed in connection with the Business Combination, the Seller will be paid directly, out of the funds held in Cartica’s trust account, an amount (the “Prepayment Amount”) equal to the product of (y) the Number of Shares and (z) an amount (the “Initial Price”) equal to the redemption price per share payable to investors who elected to redeem in connection with the Business Combination.

Terminated Shares

From time to time on any day The Nasdaq Stock Market LLC is open for trading following the date of the Closing (any such date, an “OET Date”), the Seller may, in its absolute discretion, elect to sell any and all Recycled Shares it owns. Any such sale shall automatically terminate the Forward Purchase Transaction in whole or in part with respect to any such number of shares sold. The Seller must, on any such OET Date, give written notice to the Counterparty of such termination and specify the number of sold Recycled Shares (such shares, the “Terminated Shares”). As of each OET Date, the Seller will be required to pay the Counterparty an amount equal to the product of (i) the Reset Price (as defined below) then in effect and (ii) the number of Terminated Shares. For purposes of the Forward Purchase Agreement, “Reset Price” is defined as the Initial Price, as adjusted (i) from time to time in the Counterparty’s sole discretion to the lower of (y) the then current Reset Price and (z) the lowest daily volume-weighted average price of ordinary shares, par value $0.0001 per share, of Nidar (“Nidar Ordinary Shares”) over the prior 10 trading days and (ii) for certain dilutive offerings of Cartica Class A Shares or, following the Business Combination, Nidar Ordinary Shares (collectively, “Shares”) or securities that would entitle the holder thereof to acquire or sell on behalf of the Counterparty at any time Shares or other securities of the Counterparty.

Maturity

The Forward Purchase Agreement’s maturity date (the “Maturity Date”) is the earlier of (i) the date that is 12 months after the Closing or (ii) the date specified by the Seller in a written notice to be delivered to the Counterparty at Seller sole discretion, which date may not be earlier than the day such notice is effective and which notice will become effective immediately upon its delivery from the Seller to the Counterparty. On the Maturity Date, in exchange for delivery of the then held Number of Shares to the Counterparty, the Seller will retain the Prepayment Amount with respect to such shares held by the Seller as of the Maturity Date, which will exclude any Terminated Shares.

Termination of Forward Purchase Agreement

The Forward Purchase Agreement may be terminated by any of the parties thereto if any of the following events occur: (i) the Business Combination Agreement is terminated prior to the Closing, (ii) if it is, or, as a consequence of a change in law, regulation or interpretation, it becomes or will become, unlawful for the Seller or the Counterparty to perform any of their respective obligations contemplated by the Forward Purchase Transaction or (iii) upon the occurrence of any Material Adverse Change (as defined in the Forward Purchase Agreement) of the Counterparty (each of such events, an “Additional Termination Event”), except that the Counterparty may not terminate the Forward Purchase Agreement upon the occurrence of a Material Adverse Change of the Counterparty. Upon any termination that occurs following the closing of the Business Combination due to clauses (ii) or (iii) above, the Counterparty will be obligated to promptly accept for redemption all of the Recycled Shares in exchange for the Initial Price, less any Prepayment Amount in respect of such Recycled Shares actually received by the Seller.

Indemnification and Liability

The Counterparty has agreed to indemnify and hold harmless the Seller, its affiliates, assignees and other parties described in the Forward Purchase Agreement (the “Seller Indemnified Parties”) from and against any and all losses (but not including financial losses to such Seller Indemnified Party relating to the economic terms of the Forward Purchase Transaction provided that the Counterparty performs its obligations under the Forward Purchase Agreement in accordance with its terms), incurred by or asserted against such Seller Indemnified Party arising out of, in connection with, or relating to, the execution or delivery of the Forward Purchase Agreement, the performance by the Counterparty of its obligations under the Forward Purchase Transaction, any breach of any covenant or representation made by the Counterparty in the Forward Purchase Agreement or the 2002 ISDA Master Agreement (the “ISDA Form”), to which the Forward Purchase Transaction is subject, regulatory filings made by the Counterparty related to the Forward Purchase Transaction (other than any losses that relate to any information provided by or on behalf of the Seller or its affiliates), or the consummation of the transactions contemplated by the Forward Purchase Agreement (“Covered Losses”). The Counterparty has agreed to reimburse the Seller Indemnified Parties for their reasonable, out-of-pocket, expenses incurred in connection with such liabilities, subject to certain exceptions described in the Forward Purchase Agreement, and has agreed to contribute to any amounts required to be paid by any Seller Indemnified Parties if such indemnification is unavailable or insufficient to hold such party harmless. The Counterparty will not have indemnification obligations with respect to any loss (i) related to the manner in which a Seller sells, or arising out of any sales by a Seller of, any Recycled Shares owned by the Seller and (ii) to the extent that such loss is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from the Seller’s material breach of any covenant, representation or other obligation in the Forward Purchase Agreement or the ISDA Form or from the Seller’s willful misconduct, gross negligence or bad faith in performing the services that are subject of the Forward Purchase Transaction.

The Counterparty also agreed that no Indemnified Party will have any liability to the Counterparty or any person asserting claims on behalf of or in right of the Counterparty in connection with or as a result of any matter referred to in the Forward Purchase Agreement except to the extent that any losses, claims, damages, liabilities or expenses incurred by Counterparty result from such Indemnified Party’s breach of any covenant, representation or other obligation in this Confirmation or the ISDA Form or from the gross negligence, willful misconduct or bad faith of the Indemnified Party or breach of any U.S. federal or state securities laws or the rules, regulations or applicable interpretations of the Securities and Exchange Commission.

Reimbursement of Legal Expenses

The Counterparty has agreed pay to the Seller an amount equal to (i) the reasonable and documented attorney fees and other reasonable and documented expenses related to such attorney fees incurred by the Seller or its affiliates in connection with the Forward Purchase Transaction and (ii) expenses actually incurred in connection with the acquisition of the Recycled Shares.

Relationship with Redemption of Shares

The Seller’s non-redemption of any Recycled Shares in connection with the Business Combination may reduce the number of Cartica Class A Shares redeemed in connection with the Business Combination, and such reduction could alter the perception of the potential strength of the combined company following the Business Combination. The Forward Purchase Agreement has been structured, and all activity in connection with such agreement has been undertaken, to comply with the requirements of all tender offer regulations applicable to the Business Combination and the redemption of Cartica Class A Shares in connection therewith, including Rule 14e-5 under the Securities Exchange Act of 1934, as amended.

The foregoing description of the Forward Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the text of the Forward Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Business Combination, the Extraordinary General Meeting and supplemental disclosure for the proxy statement/prospectus. The forward-looking statements contained in this Current Report on Form 8-K reflect Cartica’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual events to differ significantly from those expressed in any forward-looking statement. Cartica does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Business Combination will close in a timely manner or at all.

These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, changes in domestic and foreign business, market, financial, political, and legal conditions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; the outcome of any legal proceedings that may be instituted against Cartica, Nidar or others related to the Business Combination; the inability of Nidar to obtain commitments to purchase securities in the amount contemplated by the Business Combination Agreement; the amount of redemptions by Cartica’s public shareholders in connection with the Business Combination; the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Cartica or to satisfy other conditions to closing; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; the ability to meet the applicable stock exchange listing standards following the consummation of the Business Combination; the risk that the Business Combination disrupts current plans and operations of Nidar as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of Nidar to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the Business Combination; changes in applicable laws or regulations; Nidar’s estimates of expenses and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; any downturn or volatility in economic conditions; changes in the competitive environment affecting Nidar or its customers, including Nidar’s inability to introduce new services or technologies; the impact of pricing pressure and erosion; supply chain risks; risks to Nidar’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against Nidar; the possibility that Cartica or Nidar may be adversely affected by other economic, business and/or competitive factors; Nidar’s estimates of its financial performance; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Forward Looking Statements” in the proxy statement/prospectus and in reports Cartica files with the SEC.

If any of these risks materialize or Cartica’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Cartica’s good faith beliefs, they are not guarantees of future performance. Cartica disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Cartica.

Additional Information and Where to Find It

In connection with the Business Combination, Cartica and Nidar prepared, and Nidar filed, a registration statement on Form F-4 (File No. 333-283189) (the “Registration Statement”), containing the proxy statement/prospectus and certain other related documents, which is both the proxy statement that was distributed to Cartica’s shareholders in connection with Cartica’s solicitation of proxies for the Extraordinary General Meeting, as well as the prospectus relating to the offer and sale of the securities to be issued in connection with the Business Combination. Cartica mailed the proxy statement/prospectus and other relevant documents to its shareholders as of the Record Date. This Current Report on Form 8-K is not a substitute for the Registration Statement, the proxy statement/prospectus or any other document that Cartica will send to its shareholders in connection with the Business Combination. Investors and security holders are urged to read the proxy statement/prospectus because the proxy statement/prospectus contains important information about the Business Combination and the parties to the Business Combination.

SHAREHOLDERS OF CARTICA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE BUSINESS COMBINATION THAT NIDAR AND CARTICA WILL FILE OR HAVE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS AND THE PARTIES TO THE PROPOSED TRANSACTIONS.

Investors and security holders will be able to obtain free copies of the Registration Statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Cartica or Nidar through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Each of Cartica, Nidar and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Cartica’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Cartica’s shareholders in connection with the Business Combination is contained in the Registration Statement, the proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Forward Purchase Agreement, dated December 2, 2025, by and between Cartica Acquisition Corp, Nidar Infrastructure Limited, Harraden Circle Investors, LP, Harraden Circle Special Opportunities LP, Harraden Circle Strategic Investments, LP and Harraden Circle Concentrated, LP.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTICA ACQUISITION CORP

Date: December 2, 2025	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer

Exhibit 10.1

Date:	December 2, 2025

To:	Cartica Acquisition Corp, a Cayman Islands exempted company (“CRTAF”); following the Business Combination, to Nidar Infrastructure Limited (collectively, the “Counterparty”).

Address:	205 W. 37th Street New York, NY 10018

From:	(i)	Harraden Circle Investors, LP (“HCI”), (ii) Harraden Circle Special Opportunities, LP (“HCSO”), (iii) Harraden Circle Strategic Investments, LP (“HCSI”), (iv) Harraden Circle Concentrated, LP (“HCC”) (with HCI, HCSO, HCSI, HCC collectively as “Seller”)

Re:	Prepaid Share Forward (the “Transaction”)

The purpose of this agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction (the “Transaction”) entered into between Seller and the Counterparty on the Trade Date specified below. The term “Counterparty” refers to CRTAF until the Business Combination (as defined below), and to Nidar Infrastructure Limited, a Cayman Islands exempted company, following the Business Combination. “Target” refers to Nidar Infrastructure Limited, prior to the Business Combination. Certain terms of the Transaction shall be as set forth in this Confirmation, with additional terms as set forth in a Pricing Date Notice (the “Pricing Date Notice”) in the form of Schedule A hereto. This Confirmation, together with the Pricing Date Notice, constitutes a “Confirmation” and the Transaction constitutes a separate “Transaction” as referred to in the ISDA Form (as defined below).

This Confirmation, together with the Pricing Date Notice, evidences a complete binding agreement between Seller, Target and Counterparty as to the subject matter and terms of the Transaction to which this Confirmation relates and shall supersede all prior or contemporaneous written or oral communications with respect thereto.

The 2006 ISDA Definitions (the “Swap Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and with the Swap Definitions, the “Definitions”), each as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. If there is any inconsistency between the Definitions and this Confirmation, this Confirmation governs. If, in relation to the Transaction, there is any inconsistency between the ISDA Form, this Confirmation (including the Pricing Date Notice), the Swap Definitions and the Equity Definitions, the following will prevail for purposes of such Transaction in the order of precedence indicated: (i) this Confirmation (including the Pricing Date Notice); (ii) the Equity Definitions; (iii) the Swap Definitions; and (iv) the ISDA Form.

This Confirmation, together with the Pricing Date Notice, shall supplement, form a part of, and be subject to an agreement in the form of the 2002 ISDA Master Agreement (the “ISDA Form”) as if Seller, Target and Counterparty had executed an agreement in such form (but without any Schedule except as set forth herein under “Schedule Provisions”) on the Trade Date.

The terms of the particular Transaction to which this Confirmation relates are as follows, and capitalized terms, as used herein and to the extent not otherwise defined, shall have as their definitions the applicable terms described below:

General Terms

Type of Transaction:	Share Forward Transaction

Trade Date:	The date following the date on which CRTAF holds its extraordinary general meeting of shareholders to approve the Business Combination (as defined below) and related matters.

Pricing Date:	The date specified in the Pricing Date Notice.

Effective Date:	One (1) Settlement Cycle following the Pricing Date.

Maturity Date:	The earlier to occur of (a) the date that is 12-months after the closing of the transactions between Counterparty and Target (the “Business Combination”) pursuant to the Business Combination Agreement, dated as of June 24, 2024 (the “Merger Agreement”), or (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s sole discretion (which Maturity Date shall not be earlier than the day such notice is effective). The Maturity Date notice will become effective immediately upon its delivery from Seller to Counterparty in accordance with this Confirmation.

VWAP Price:	For any scheduled trading day, the volume weighted average price per Share for such day as reported on the relevant Bloomberg Screen “YTTA US <Equity> AQR SEC” (or any successor thereto), or if such price is not so reported on such trading day for any reason or is erroneous, the VWAP Price shall be as reasonably determined by the Calculation Agent.

Pricing Date Notice:	Seller shall deliver to Counterparty the Pricing Date Notice no later than one (1) business day in which Nasdaq and commercial banks in the City of New York are open for business (each such day an “Exchange Business Day”) following the closing of the Business Combination. The Pricing Date Notice shall include the Number of Shares subject to this Confirmation.

Seller:	Seller.

Buyer:	Counterparty.

Shares:	Prior to the closing of the Business Combination, the Class A ordinary shares, par value $0.0001 per share, of Cartica Acquisition Corp, a Cayman Island exempted company (Ticker: “CRTAF”) and after the Business Combination, the ordinary shares, par value $0.0001 per share, of Nidar Infrastructure Limited, a Cayman Islands exempted company (Ticker: “YTTA”).

Number of Shares:	The number of Recycled Shares, but in no event more than the Maximum Number of Shares (the “Number of Shares”).. The Number of Shares is subject to reduction as described under “Optional Early Termination”.

Recycled Shares:

A number of free trading Shares (such Shares referred to herein as the “Public Shares”) equal to the sum of (a) the number of Shares purchased by Seller from third parties (other than Counterparty) through a broker in the open market (other than through Counterparty) beginning on the Trade Date and continuing until the day prior to the closing of the Business Combination and (b) any Shares currently held by the Seller; provided that Seller shall have irrevocably waived all redemption rights with respect to such Shares as provided below in the section captioned “Transactions by Seller in the Shares.” Seller shall specify the number of Recycled Shares (the “Number of Recycled Shares”) in the initial Pricing Date Notice.

Maximum Number of Shares:	900,000 Shares (the “Maximum Number of Shares”)

Initial Price:	The redemption price in accordance with the organizational/constitutive documents of CRTAF prior to the closing of the Business Combination (the “Redemption Price”).

Reset Price:	The Reset Price will initially be the Initial Price. From time to time in the Counterparty’s sole discretion the Reset Price may be adjusted to the lower of the current Reset Price and the lowest daily VWAP over the prior 10 trading days. The Reset Price shall be subject to reduction upon a Dilutive Offering Reset immediately upon the occurrence of such Dilutive Offering. For avoidance of doubt the Reset Price may only be adjusted downward.

Dilutive Offering Reset:	To the extent the Counterparty closes any agreement to sell or grants any right to reprice, or otherwise disposes of or issues (or announce any offer, sale, grant or any option to purchase or other disposition) any Shares or any securities of the Counterparty or any of its respective subsidiaries (but for the avoidance of doubt, excluding any secondary transfers), which would entitle the holder thereof to acquire or sell on behalf of the Counterparty at any time Shares or other securities of the Counterparty, including, without limitation, any debt, preferred stock, preference shares, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Shares or other securities of the Counterparty, at an effective price per share less than the then existing Reset Price (a “Dilutive Offering”), then the Reset Price shall be modified to equal such reduced price as of such date; provided that, without limiting the foregoing, a Dilutive Offering Reset (for the avoidance of doubt) (i) shall not include any Equity Line of Credit or other similar financing entered into after the date of this Agreement, (ii) shall not include the grant, issuance or exercise of employee stock options or other equity awards under the Counterparty’s equity compensation plans or Shares underlying warrants now outstanding or issued in connection with the Business Combination, (iii) shall not include Shares issued in connection with the Business Combination pursuant to the Merger Agreement or in connection with the private placement to be consummated concurrently or immediately prior to the consummation of the Business Combination, or (iv) shall not include any Shares or other securities convertible or exercisable for Shares issued pursuant to any other acquisition, merger or similar transaction by the Counterparty.

Prepayment:

Payment of the Prepayment Amount shall be made directly from the Counterparty’s Trust Account maintained by Continental Stock Transfer & Trust Company holding the net proceeds of the sale of the units in Counterparty’s initial public offering (the “Trust Account”) no later than the Prepayment Date.

Counterparty shall provide (a) notice to Counterparty’s trustee of the entry into this Confirmation no later than one (1) Local Business Day following the date hereof, with copy to Seller and Seller’s outside legal counsel, and (b) to Seller and Seller’s outside legal counsel a final draft of the flow of funds from the Trust Account prior to the closing of the Business Combination itemizing the Prepayment Amount due; provided that Seller shall be invited to attend any closing call in connection with the Business Combination.

Prepayment Amount:	At the close of the Business Combination, the Counterparty will pay to the Seller an amount equal to the (i) Number of Shares, multiplied by (ii) the Initial Price (“Prepayment Amount”).

Prepayment Date:	The earlier of (a) one (1) Local Business Day after the closing of the Business Combination and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination.

Variable Obligation:	Not applicable.

Redemptions:	Counterparty shall promptly accept any redemption reversal requests in connection with purchases of Shares by Seller for any Public Shares subject to this Confirmation.

Exchange(s):	The Nasdaq Stock Market LLC (“Nasdaq”).

Related Exchange(s):	All Exchanges.

Reimbursement of Legal Fees and Other Expenses:	On the Trade Date, Counterparty shall pay to Seller an amount equal to (a) the reasonable and documented attorney fees and other reasonable and documented expenses related to such attorney fees incurred by Seller or its affiliates in connection with this Transaction and (b) expenses actually incurred in connection with the acquisition of the Public Shares.

Settlement Terms

Settlement Method Election:	Not Applicable.

Settlement Method:	Physical Settlement.

Settlement Currency:	USD.

Settlement Date:	Two (2) Exchange Business Days following the Maturity Date.

Excess Dividend Amount Ex	Ex Amount.

Optional Early Termination	From time to time and on any Exchange Business Day following the closing of the Business Combination (any such date, an “OET Date”), and subject to the terms and conditions below, Seller may, in its absolute discretion, terminate the Transaction in whole or in part with respect to any number of Shares by giving notice of such termination and the specified number of Shares (such quantity, the “Terminated Shares”). As of each OET Date, Counterparty shall be entitled to an amount from Seller, and the Seller shall pay to Counterparty, an amount equal to (a) the then in effect Reset Price, multiplied by (b) the Terminated Shares. The Number of Shares shall be reduced by the number of Terminated Shares.

The remainder of the Transaction, if any, shall continue in accordance with its terms; provided that if the OET Date is also the stated Maturity Date, the remainder of the Transaction shall be settled in accordance with the other provisions of “Settlement Terms”.

Maturity Consideration:	At Maturity, in exchange for the return of the Number of Shares to Counterparty, Seller shall retain an amount equal to (i) the Number of Shares multiplied by (ii) the Initial Price (the “Maturity Consideration”).

Maturity Settlement:	The Seller will retain the Maturity Consideration from the Prepayment Amount.

Share Adjustments:

Method of Adjustment:	Calculation Agent Adjustment.

Extraordinary Events:

Consequences of Merger Events involving Counterparty:

Share-for-Share:	Calculation Agent Adjustment.

Share-for-Other:	Cancellation and Payment.

Share-for-Combined:	Component Adjustment.

Tender Offer:	Applicable; provided, however, that Section 12.1(d) of the Equity Definitions is hereby amended by adding “, or of the outstanding Shares,” before “of the Issuer” in the fourth line thereof. Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding “or Shares, as applicable,” after “voting Shares”.

Consequences of Tender Offers:

Share-for-Share:	Calculation Agent Adjustment.

Share-for-Other:	Calculation Agent Adjustment.

Share-for-Combined:	Calculation Agent Adjustment.

Composition of Combined Consideration:	Not Applicable.

Nationalization, Insolvency or Delisting:	Cancellation and Payment (Calculation Agent Determination); provided that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the Nasdaq Global Select Market, Nasdaq Capital Market or the Nasdaq Global Market (or their respective successors) or such other exchange or quotation system which, in the determination of the Calculation Agent, has liquidity comparable to the aforementioned exchanges; if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall be deemed to be the Exchange.

Business Combination Exclusion:	Notwithstanding the foregoing or any other provision herein, the parties agree that the Business Combination shall not constitute a Merger Event, Tender Offer, Delisting or any other Extraordinary Event hereunder.

Additional Disruption Events:

(a)	Change in Law:	Applicable; provided that Section 12.9(a)(ii) of the Equity Definitions is hereby amended by adding the words “(including, for the avoidance of doubt and without limitation, adoption or promulgation of new regulations authorized or mandated by existing statute)” after the word “regulation” in the second line thereof.

(a)	Failure to Deliver:	Not Applicable.

(b)	Insolvency Filing:	Applicable.

(c)	Hedging Disruption:	Not Applicable.

(d)	Increased Cost of Hedging:	Not Applicable.

(e)	Loss of Stock Borrow:	Not Applicable.

(f)	Increased Cost of Stock Borrow:	Not Applicable.

Determining Party:	For all applicable events, Seller, unless (i) an Event of Default, Potential Event of Default or Termination Event has occurred and is continuing with respect to Seller, or (ii) if Seller fails to perform its obligations as Determining Party, in which case a Third Party Dealer (as defined below) in the relevant market selected by Counterparty will be the Determining Party.

Additional Provisions:

Calculation Agent:	Seller, unless (i) an Event of Default, Potential Event of Default or Additional Termination Event has occurred and is continuing with respect to Seller, or (ii) if Seller fails to perform its obligations as Calculation Agent, in which case an unaffiliated leading dealer in the relevant market selected by Counterparty in its sole discretion will be the Calculation Agent.

In the event that a party (the “Disputing Party”) does not agree with any determination made (or the failure to make any determination) by the Calculation Agent, the Disputing Party shall have the right to require that the Calculation Agent have such determination reviewed by a disinterested third party that is a dealer in derivatives of the type that is the subject of the dispute and that is not an Affiliate of either party (a “Third Party Dealer”). Such Third Party Dealer shall be jointly selected by the parties within one (1) Business Day after the Disputing Party’s exercise of its rights hereunder (once selected, such Third Party Dealer shall be the “Substitute Calculation Agent”). If the parties are unable to agree on a Substitute Calculation Agent within the prescribed time, each of the parties shall elect a Third Party Dealer and such two dealers shall agree on a Third Party Dealer by the end of the subsequent Business Day. Such Third Party Dealer shall be deemed to be the Substitute Calculation Agent. Any exercise by the Disputing Party of its rights hereunder must be in writing and shall be delivered to the Calculation Agent not later than the third Business Day following the Business Day on which the Calculation Agent notifies the Disputing Party of any determination made (or of the failure to make any determination). Any determination by the Substitute Calculation Agent shall be binding in the absence of manifest error and shall be made as soon as possible but no later than the second Business Day following the Substitute Calculation Agent’s appointment. The costs of such Substitute Calculation Agent shall be borne by (a) the Disputing Party if the Substitute Calculation Agent substantially agrees with the Calculation Agent or (b) the non- Disputing Party if the Substitute Calculation Agent does not substantially agree with the Calculation Agent. If, after following the procedures and within the specified time frames set forth above, a binding determination is not achieved, the original determination of the Calculation Agent shall apply.

Non-Reliance:	Applicable.

Agreements and Acknowledgements Regarding Hedging Activities:	Applicable.

Additional Acknowledgements:	Applicable.

Collateral Provisions:

Grant of Security Interest:	None.

Collateral:	None.

Securities Account:	None.

Securities Intermediary:	None.

Perfection:	None

Schedule Provisions:

Specified Entity:	In relation to both Seller and Counterparty for the purpose of: Section 5(a)(v) [of the ISDA Form], Not Applicable Section 5(a)(vi) [of the ISDA Form], Not Applicable Section 5(a)(vii) [of the ISDA Form], Not Applicable Section 5(b)(v) [of the ISDA Form], Not Applicable

Cross-Default	The “Cross-Default” provisions of Section 5(a)(vi) of the ISDA Form will not apply to either party.

Credit Event Upon Merger	The “Credit Event Upon Merger” provisions of Section 5(b)(v) of the ISDA Form will not apply to either party.

Automatic Early Termination:	The “Automatic Early Termination” of Section 6(a) of the ISDA Form will not apply to either party.

Termination Currency:	United States Dollars.

Additional Termination Event:	Will apply to Seller and to Counterparty. The occurrence of any of the following events shall constitute an Additional Termination Event:

(a) The Merger Agreement is terminated prior to the closing of the Business Combination; and

(b) If it is, or, as a consequence of a change in law, regulation or interpretation, it becomes or will become, unlawful for the Seller or Counterparty to perform any of its obligations contemplated by the Transaction; and

(c) Upon the occurrence of any Material Adverse Change of the Counterparty.

Notwithstanding the foregoing, (i) Counterparty’s obligations set forth under the captions, “Reimbursement of Legal Fees and Other Expenses,” and “Other Provisions — (d) Indemnification” shall survive any termination due to the occurrence of either of the foregoing Additional Termination Events, and (ii) Counterparty may not elect to terminate this Confirmation pursuant to paragraph (c) above. Upon any termination that occurs following the closing of the Business Combination due to paragraph (b) or (c) above, Counterparty shall be obligated to promptly accept for redemption all of Seller’s Recycled Shares in exchange for the Initial Price, less any Prepayment Amount in respect of such Shares actually received. Except as set forth in the immediately preceding sentence, in all other circumstances no further payments or deliveries shall be due by either Seller to Counterparty or Counterparty to Seller in respect of the Transaction, including without limitation in respect of any settlement amount, breakage costs or any amounts representing the future value of the Transaction, and neither party shall have any further obligation under the Transaction and, for the avoidance of doubt and without limitation, no payments will have accrued or be due under Sections 2, 6 or 11 of the ISDA Form.

Material Adverse Change:	Means any change, event, or occurrence, that, individually or when aggregated with other changes, events, or occurrences has had a materially adverse effect on the business, assets, financial condition or results of operations of the Counterparty and its subsidiaries, taken as a whole; provided, however, that no change, event, occurrence or effect arising out of or related to any of the following, alone or in combination, shall be taken into account in determining whether a Material Adverse Change pursuant has occurred: (i) acts of war (whether or not declared), sabotage, military or para-military actions or terrorism, or any escalation or worsening of any such acts, or changes in global, national or regional political or social conditions; (ii) earthquakes, hurricanes, tornados, epidemics and pandemics declared by the World Health Organization or any other reputable third party organization (including the COVID-19 virus) or other natural or man-made disasters; (iii) changes attributable to the public announcement or pendency of the transactions contemplated herein (including the impact thereof on relationships with customers, suppliers, employees or governmental authorities); (iv) changes or proposed changes in law, regulations or interpretations thereof or decisions by courts or any governmental authority; (v) changes or proposed changes in GAAP (or any interpretation thereof); (vi) any downturn in general economic conditions, including changes in the credit, debt, securities, financial, capital or reinsurance markets (including changes in interest or exchange rates or the price of any security, market index or commodity), in each case, in the United States or anywhere else in the world; (vii) events or conditions generally affecting the industries and markets in which the Counterparty operates; (viii) any failure to meet any projections, forecasts, estimates, budgets or financial or operating predictions of revenue, earnings, cash flow or cash position, provided that this clause (viii) shall not prevent a determination that any change, event, or occurrence underlying such failure (unless otherwise excluded by the other clauses of this proviso) has resulted in a Material Adverse Change; or (ix) any actions expressly required to be taken, or expressly required not to be taken, pursuant to the terms hereof; provided, however, that if a change or effect related to clause (ii) or clauses (iv) through (vii) disproportionately adversely affects the Counterparty and its subsidiaries, taken as a whole, compared to other Persons operating in the same industry as the Counterparty, then such incremental disproportionate impact may be taken into account in determining whether a Material Adverse Change has occurred.

Governing Law:	New York law (without reference to choice of law doctrine).

Credit Support Document:	With respect to Seller and Counterparty, None.

Credit Support Provider:	With respect to Seller and Counterparty, None.

Local Business Days:	Seller specifies the following places for the purposes of the definition of Local Business Day as it applies to it: New York.

Counterparty specifies the following places for the purposes of the definition of Local Business Day as it applies to it: New York.

Representations, Warranties and Covenants

1.	Each of Counterparty and Seller represents and warrants to, and covenants and agrees with, the other as of the date on which it enters into the Transaction that (in the absence of any written agreement between the parties that expressly imposes affirmative obligations to the contrary for the Transaction):

(a)	Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction, it being understood that information and explanations related to the terms and conditions of the Transaction will not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of the Transaction.

(b)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

(c)	Non-Public Information. It is in compliance with Section 10(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d)	Eligible Contract Participant. It is an “eligible contract participant” under, and as defined in, the Commodity Exchange Act (7 U.S.C. § 1a(18)) and CFTC regulations (17 CFR § 1.3).

(e)	Tax Characterization. It shall treat the Transaction as a derivative financial contract for U.S. federal income tax purposes, and it shall not take any action or tax return filing position contrary to this characterization.

(f)	Private Placement. It (i) is an “accredited investor” as such term is defined in Regulation D as promulgated under the Securities Act, (ii) is entering into the Transaction for its own account without a view to the distribution or resale thereof and (iii) understands that the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act.

(g)	Investment Company Act. It is not and, after giving effect to the Transaction, will not be required to register as an “investment company” under, and as such term is defined in, the Investment Company Act of 1940, as amended.

(h)	Authorization. The Transaction has been entered into pursuant to authority granted by its board of directors or other governing authority. It has no internal policy, whether written or oral, that would prohibit it from entering into any aspect of the Transaction, including, but not limited to, the purchase of Shares to be made in connection therewith.

(i)

Affiliate Status. It is the intention of the parties hereto that Seller shall not be an “affiliate” (as such term is defined in Rule 405 under the Securities Act) of the Counterparty, including CRTAF or Nidar Infrastructure Limited following the closing of the Business Combination, as a result of the transactions contemplated hereunder

(j)	Tender Offer Rules. CRTAF, Target and Seller each acknowledge that the Transaction has been structured, and all activity in connection with the Transaction has been undertaken to comply with the requirements of all tender offer regulations applicable to the Business Combination, including Rule 14e-5 under the Exchange Act.Pricing

(k)	Enforceability. The Transaction, including the Confirmation, when executed and delivered by each of the parties, will constitute the valid and legally binding obligation of each such party, enforceable against each of them in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(l)	Compliance with Other Instruments and Law. The execution, delivery and performance of this Transaction, including the Confirmation, and the consummation of the Transaction, will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of any applicable federal or state statute, rule or regulation, in each case (other than clause (i)), which would have a material adverse effect on it or its ability to consummate the Transaction.

2.	Counterparty represents and warrants to, and covenants and agrees with Seller as of the date on which it enters into the Transaction that:

(a)	Non-Reliance. Without limiting the generality of Section 13.1 of the Equity Definitions, Counterparty acknowledges that Seller is not making any representations or warranties or taking any position or expressing any view with respect to the treatment of the Transaction under any accounting standards.

(b)	Solvency. Counterparty is, and shall be as of the date of any payment or delivery by Counterparty under the Transaction, solvent and able to pay its debts as they come due, with assets having a fair value greater than liabilities and with capital sufficient to carry on the businesses in which it engages. Counterparty: (i) has not engaged in and will not engage in any business or transaction after which the property remaining with it will be unreasonably small in relation to its business, (ii) has not incurred and does not intend to incur debts beyond its ability to pay as they mature, and (iii) as a result of entering into and performing its obligations under the Transaction, (a) it has not violated and will not violate any relevant state law provision applicable to the acquisition or redemption by an issuer of its own securities and (b) it would not be nor would it be rendered “insolvent” (as such term is defined under Section 101(32) of the Bankruptcy Code).

(c)	Public Reports. As of the Trade Date, Counterparty is in material compliance with its reporting obligations under the Exchange Act, and all reports and other documents filed by Counterparty with the Securities and Exchange Commission pursuant to the Exchange Act, when considered as a whole (with the most recent such reports and documents deemed to amend inconsistent statements contained in any earlier such reports and documents), do not contain any untrue statement of a material fact or any omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)	No Distribution. Counterparty is not entering into the Transaction to facilitate a distribution of the Shares (or any security that may be converted into or exercised or exchanged for Shares, or whose value under its terms may in whole or in significant part be determined by the value of the Shares) or in connection with any future issuance of securities.

(e)	[Reserved.]

(f)	Waiver. The Counterparty shall waive any violation of its “bulldog clause” and any other restrictions that would be caused by Seller entering into this Transaction.

(g)

Disclosure. The Counterparty agrees to comply with applicable SEC guidance in respect of disclosure and the Counterparty shall preview with Seller all public disclosure relating to the Transaction and shall consult with Seller to ensure that such public disclosure, including the press release, Form 8-K or other filing that announces the Transaction adequately discloses the material terms and conditions of the Transaction in form and substance reasonably acceptable to Seller; provided that the Form 8-K shall be publicly filed on the same date that definitive transaction documents are signed

(h)

Regulation M and Target Approvals. Counterparty is not on the Trade Date and agrees and covenants that it will not be on any date Seller is purchasing shares that may be included in a Pricing Date Notice, engaged or engaging in a distribution, as such term is used in Regulation M under the Exchange Act, of any securities of Counterparty, other than a distribution meeting the requirements of the exception set forth in Rules 101(b)(10) and 102(b)(7) of Regulation M. Counterparty shall not, until the second scheduled trading day immediately following dates referenced in the preceding sentence, engage in any such distribution. Counterparty, including Target, also agrees and covenants that the BCA has been executed and all required approvals and consents of the Target security holders in connection with the Business Combination shall be obtained and any subsequent valuation periods as contemplated under Regulation M under the Exchange Act, shall be completed in each case no later than CRTAF’s redemption deadline.

(i)	No conflicts. The execution and delivery by the Counterparty and Target of, and the performance by the Counterparty and the Target of its obligations under, the Transaction and the Confirmation and the consummation of the transactions contemplated by the Confirmation, including the payments and share issuances hereunder, do not and will not result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Counterparty, the Target or any of their respective subsidiaries pursuant to) (i) any provision of applicable law, (ii) the organizational documents of any of the Counterparty, the Target or any of their respective subsidiaries, (iii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument binding upon the Counterparty, the Target or any of their respective subsidiaries, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Counterparty, the Target or any of their respective subsidiaries, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Counterparty or the Target of their respective obligations under the Confirmation, except as have been obtained. In addition, the Counterparty and Target covenant and agree not to enter into any agreement or other arrangement that would prohibit, restrict or otherwise prevent the Counterparty from performing its obligations hereunder, including the making of any payment or Share issuance to the Seller.

3.	Seller represents and warrants to, and covenants and agrees with Counterparty as of the date on which it enters into the Transaction and each other date specified that:

(a)	Regulatory Filings. It, together with each other person in the Seller Group (as defined in “Other Provisions” below), is in compliance with all material regulatory filings relating to the Counterparty and the Transaction. Seller covenants that it will make all regulatory filings that it is required by law or regulation to make with respect to the Transaction including, without limitation, as may be required by Section 13 or Section 16 under the Exchange Act.

(b)	Shareholder Vote. Seller agrees to not vote any Shares it holds as of the applicable record date in connection with the Business Combination at any meeting of the Counterparty’s shareholders (or to provide a written consent for that purpose with respect to such Shares) if it would be in violation of Interpretation 166.01 to do so.

(c)	Private Placement. Seller (i) is an “accredited investor” as such term is defined in Regulation D as promulgated under the Securities Act, (ii) is entering into the Transaction for its own account without a view to the distribution or resale thereof and (iii) understands that the assignment, transfer or other disposition of the Transaction has not been and will not be registered under the Securities Act.

Transactions by Seller in the Shares

Seller hereby waives the redemption rights (“Redemption Rights”) set forth in Counterparty’s memorandum and articles of association in connection with the Business Combination with respect to the Public Shares save for any redemption following the Additional Termination Events set out in (c) in the Additional Termination Event section above. Unless specified in an OET Notice, no sale of Shares by the Seller shall terminate all or any portion of this Confirmation and provided that Seller complies with all of its other obligations hereunder nothing contained herein shall limit any of Seller’s purchases and sale of Shares

No Arrangements

Seller and Counterparty each acknowledge and agree that: (i) there are no voting, hedging or settlement arrangements between Seller and Counterparty with respect to any Shares, other than those set forth herein; (ii) Counterparty will not be entitled to any voting rights in respect of any of the Shares underlying the Transaction; and (iii) Counterparty will not seek to influence Seller with respect to the voting of any Hedge Positions of Seller consisting of Shares.

Wall Street Transparency and Accountability Act

In connection with Section 739 of the Wall Street Transparency and Accountability Act of 2010 (“WSTAA”), the parties hereby agree that neither the enactment of WSTAA or any regulation under WSTAA, nor any requirement under WSTAA or an amendment made by WSTAA, nor any similar legal certainty provision in any legislation enacted, or rule or regulation promulgated, on or after the date of this Confirmation, shall limit or otherwise impair either party’s otherwise applicable rights to terminate, renegotiate, modify, amend or supplement this Confirmation or the ISDA Form, as applicable, arising from a termination event, force majeure, illegality, increased costs, regulatory change or similar event under this Confirmation, the Equity Definitions incorporated herein, or the ISDA Form.

Address for Notices

Notice to Seller:

Harraden Circle Investments LLC

885 Third Avenue , Suite 2600B

New York, NY 10022

Attention: Frederick V. Fortmiller, Jr.

Email: research@harraden.com

With a mandatory copy (which shall not constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attn: Giovanni Caruso

Telephone No.: (212) 407-4866

Email: gcaruso@loeb.com

Notice to Counterparty:

Cartica Acquisition Corp
1345 Avenue of the Americas
11th Floor
New York, NY 10105
Attn: Brian Coad
E-mail: bcoad@carticaspac.com

with copies (which shall not constitute notice) to:

Morrison & Foerster LLP
2100 L St. NW, Suite 900
Washington, D.C. 20037
Attn: Justin R. Salon; Omar E. Pringle
E-mail: justinsalon@mofo.com ; opringle@mofo.com

Notice to Target:

Nidar Infrastructure Limited
Fourth Floor, One Capital Place
P.O. Box 847
Grand Cayman KY1-1103, Cayman Islands
Attn: Ravi Hirisave
E-mail: ravi@ae.henergy.com

with copies (which shall not constitute notice) to:

Allen Overy Shearman Sterling US LLP
2601 Olive Street, Suite 1700
Dallas, TX 75201
Attn: Alain Dermarkar, Robert Cardone
E-mail: alain.dermarkar@aoshearman.com ; robert.cardone@aoshearman.com

Other Provisions.

(a)	Rule 10b5-1.

(i)	Counterparty represents and warrants to Seller that Counterparty is not entering into the Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for the Shares) or to raise or depress or otherwise manipulate the price of the Shares (or any security convertible into or exchangeable for the Shares) for the purpose of inducing the purchase or sale of such securities or otherwise in violation of the Exchange Act, and Counterparty represents and warrants to Seller that Counterparty has not entered into or altered, and agrees that Counterparty will not enter into or alter, any corresponding or hedging transaction or position with respect to the Shares. Counterparty acknowledges that it is the intent of the parties that the Transaction comply with the requirements of paragraphs (c)(1)(i)(A) and (B) of Rule 10b5-1 under the Exchange Act (“Rule 10b5-1”) and the Transaction shall be interpreted to comply with the requirements of Rule 10b5-1(c).

(ii)	Counterparty agrees that it will not seek to control or influence Seller’s decision to make any “purchases or sales” (within the meaning of Rule 10b5-1(c)(1)(i)(B)(3)) under the Transaction, including, without limitation, Seller’s decision to enter into any hedging transactions. Counterparty represents and warrants that it has consulted with its own advisors as to the legal aspects of its adoption and implementation of this Confirmation and the Transaction under Rule 10b5-1.

(iii)	Counterparty acknowledges and agrees that any amendment, modification, waiver or termination of this Confirmation must be effected in accordance with the requirements for the amendment or termination of a “plan” as defined in Rule 10b5-1(c). Without limiting the generality of the foregoing, Counterparty acknowledges and agrees that any such amendment, modification, waiver or termination shall be made in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b-5, and no such amendment, modification or waiver shall be made at any time at which Counterparty, or any officer, director, manager or similar person of Counterparty is aware of any material non-public information regarding Counterparty or the Shares.

(b)	[Reserved.]

(c)	Transfer or Assignment. The rights and duties under this Confirmation may not be transferred or assigned by any party hereto without the prior written consent of the other party, such consent not to be unreasonably withheld, subject to the immediately following sentence. If at any time following the closing of the Business Combination at which (A) the Section 16 Percentage exceeds 9.9%, or (B) the Share Amount exceeds the Applicable Share Limit (if any applies) (any such condition described in clause (A) or (B), an “Excess Ownership Position”), Seller is unable to effect a transfer or assignment of a portion of the Transaction to a third party on pricing terms reasonably acceptable to Seller and within a time period reasonably acceptable to Seller such that no Excess Ownership Position exists, then Seller may designate any Exchange Business Day as an Early Termination Date with respect to a portion of the Transaction (the “Terminated Portion”), such that following such partial termination no Excess Ownership Position exists. In the event that Seller so designates an Early Termination Date with respect to a portion of the Transaction, a portion of the Shares with respect to the Transaction shall be delivered to Counterparty and Counterparty shall be obligated to promptly accept for redemption all of Seller’s Shares in exchange for the Initial Price. The “Section 16 Percentage” as of any day is the fraction, expressed as a percentage, as determined by Seller, (A) the numerator of which is the number of Shares that Seller and each person subject to aggregation of Shares with Seller under Section 13 or Section 16 of the Exchange Act and rules promulgated thereunder and all persons who may form a “group” (within the meaning of Rule 13d-5(b)(1) of the Exchange Act) with Seller directly or indirectly beneficially own (as defined under Section 13 or Section 16 of the Exchange Act and rules promulgated thereunder) (the “Seller Group” ) and (B) the denominator of which is the number of Shares outstanding.

The “Share Amount” as of any day is the number of Shares that Seller and any person whose ownership position would be aggregated with that of Seller and any group (however designated) of which Seller is a member (Seller or any such person or group, a “Seller Person”) under any law, rule, regulation, regulatory order or organizational documents or contracts of Counterparty that are, in each case, applicable to ownership of Shares (“Applicable Restrictions”), owns, beneficially owns, constructively owns, controls, holds the power to vote or otherwise meets a relevant definition of ownership under any Applicable Restriction, as determined by Seller in its sole discretion.

The “Applicable Share Limit” means a number of Shares equal to (A) the minimum number of Shares that could give rise to reporting or registration obligations or other requirements under Section 16 of the Exchange Act including obtaining prior approval from any person or entity) of a Seller Person, or could result in an adverse effect on a Seller Person, under any Applicable Restriction, as determined by Seller in its sole discretion, minus (B) 0.1% of the number of Shares outstanding.

(d)	Indemnification. Counterparty agrees to indemnify and hold harmless Seller, its affiliates and its assignees and their respective directors, officers, employees, agents and controlling persons (each such person being an “Indemnified Party”) from and against any and all losses (but not including financial losses to an Indemnified Party relating to the economic terms of the Transaction provided that the Counterparty performs its obligations under this Confirmation in accordance with its terms), claims, damages and liabilities (or actions in respect thereof), joint or several, incurred by or asserted against such Indemnified Party arising out of, in connection with, or relating to, the execution or delivery of this Confirmation, the performance by Counterparty of its obligations under the Transaction, any breach of any covenant or representation made by Counterparty in this Confirmation or the ISDA Form, regulatory filings made by Counterparty related to the Transaction (other than as relates to any information provided by or on behalf of Seller or its affiliates), or the consummation of the transactions contemplated hereby; provided, however, that Counterparty has no indemnification obligations with respect to any loss, claim, damage, liability or expense related to the manner in which Seller sells, or arising out of any sales by Seller of, any Shares owned by Seller. Counterparty will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a nonappealable judgment by a court of competent jurisdiction to have resulted from Seller’s material breach of any covenant, representation or other obligation in this Confirmation or the ISDA Form or from Seller’s willful misconduct, gross negligence or bad faith in performing the services that are subject of the Transaction. If for any reason the foregoing indemnification is unavailable to any Indemnified Party or insufficient to hold harmless any Indemnified Party, then Counterparty shall contribute, to the maximum extent permitted by law, to the amount paid or payable by the Indemnified Party as a result of such loss, claim, damage or liability. In addition (and in addition to any other Reimbursement of Legal Fees and other Expenses contemplated by this Confirmation), Counterparty will reimburse any Indemnified Party for all reasonable, out-of-pocket, expenses (including reasonable counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense or settlement of any pending or threatened claim or any action, suit or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto and whether or not such claim, action, suit or proceeding is initiated or brought by or on behalf of Counterparty. Counterparty also agrees that no Indemnified Party shall have any liability to Counterparty or any person asserting claims on behalf of or in right of Counterparty in connection with or as a result of any matter referred to in this Confirmation except to the extent that any losses, claims, damages, liabilities or expenses incurred by Counterparty result from such Indemnified Party’s breach of any covenant, representation or other obligation in this Confirmation or the ISDA Form or from the gross negligence, willful misconduct or bad faith of the Indemnified Party or breach of any U.S. federal or state securities laws or the rules, regulations or applicable interpretations of the Securities and Exchange Commission. The provisions of this paragraph shall survive the completion of the Transaction contemplated by this Confirmation and any assignment and/or delegation of the Transaction made pursuant to the ISDA Form or this Confirmation shall inure to the benefit of any permitted assignee of Seller.

(e)	Amendments to Equity Definitions.

(i)	Section 11.2(a) of the Equity Definitions is hereby amended by (i) replacing the words “a diluting or concentrative” with the word “an” and adding the phrase “or such Transaction” at the end thereof;

(ii)	The first sentence of Section 11.2(c) of the Equity Definitions, prior to clause (A) thereof, is hereby amended to read as follows: ‘(c) If “Calculation Agent Adjustment” is specified as the Method of Adjustment in the related Confirmation of a Share Option Transaction or Share Forward Transaction, then, following the announcement or occurrence of any Potential Adjustment Event, the Calculation Agent will determine whether such Potential Adjustment Event has an economic effect on the Transaction and, if so, will (i) make appropriate adjustment(s), if any, to any one or more of:’ and the portion of such sentence immediately preceding clause (ii) thereof is hereby amended by deleting the words “diluting or concentrative”.

(iii)	Section 11.2(e)(vii) of the Equity Definitions is hereby amended by (i) replacing the words “a diluting or concentrative” with the word “an” and (ii) adding the phrase “or the relevant Transaction” at the end thereof;

(iv)	Section 12.6(a)(ii) of the Equity Definitions is hereby amended by (i) deleting from the fourth line thereof the word “or” after the word “official” and inserting a comma therefor, and (ii) deleting the semi-colon at the end of subsection (B) thereof and inserting the following words therefor “or (C) the occurrence of any of the events specified in Section 5(a)(vii)(1) through (9) of the ISDA Form with respect to that Issuer”;

(v)	Section 12.6(c)(ii) of the Equity Definitions is hereby amended by replacing the words “the Transaction will be cancelled,” in the first line with the words “Seller will have the right, which it must exercise or refrain from exercising, as applicable, in good faith acting in a commercially reasonable manner, to cancel the Transaction,”; and

(vi)	Section 12.9(b)(i) of the Equity Definitions is hereby amended by (i) replacing “either party may elect” with “Seller may elect” and (ii) replacing “notice to the other party” with “notice to Counterparty” in the first sentence of such section.

(f)	Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to the Transaction. Each party (i) certifies that no representative, agent or attorney of either party has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into the Transaction, as applicable, by, among other things, the mutual waivers and certifications provided herein.

(g)	Attorney and Other Fees. In the event of any legal action initiated by any party arising under or out of, in connection with or in respect of, this Confirmation or the Transaction, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and expenses incurred in such action, as determined and fixed by the court.

(h)	Tax Disclosure. Effective from the date of commencement of discussions concerning the Transaction, Counterparty and each of its employees, representatives, or other agents may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all materials of any kind (including opinions or other tax analyses) that are provided to Counterparty relating to such tax treatment and tax structure.

(i)	Securities Contract; Swap Agreement. The parties hereto intend for (i) the Transaction to be (a) a “securities contract” as defined in the Bankruptcy Code, in which case each payment and delivery made pursuant to the Transaction is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “settlement payment,” within the meaning of Section 546 of the Bankruptcy Code, and (b) a “swap agreement” as defined in the Bankruptcy Code, with respect to which each payment and delivery hereunder or in connection herewith is a “termination value,” “payment amount” or “other transfer obligation” within the meaning of Section 362 of the Bankruptcy Code and a “transfer,” as such term is defined in Section 101(54) of the Bankruptcy Code and a “payment or other transfer of property” within the meaning of Sections 362 and 546 of the Bankruptcy Code, and the parties hereto to be entitled to the protections afforded by, among other Sections, Sections 362(b)(6), 362(b)(17), 546(e), 546(g), 555 and 560 of the Bankruptcy Code, (ii) a party’s right to liquidate, terminate and accelerate the Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the ISDA Form with respect to the other party to constitute a “contractual right” as described in the Bankruptcy Code, and (iii) each payment and delivery of cash, securities or other property hereunder to otherwise constitute a “margin payment” or “settlement payment” and a “transfer” as defined in the Bankruptcy Code.

(i)	Process Agent. For the purposes of Section 13(c) of the ISDA Form:

Seller appoints as its Process Agent: None

Counterparty appoints as its Process Agent: None.

[Signature page follows]

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us at your earliest convenience.

Very truly yours,

HARRADEN CIRCLE INVESTORS, LP HARRADEN CIRCLE SPECIAL OPPORTUNITIES, LP HARRADEN CIRCLE STRATEGIC INVESTMENTS, LP HARRADEN CIRCLE CONCENTRATED, LP

By:	/s/ Frederick V. Fortmiller
Name:	Frederick V. Fortmiller
Title:	Authorized Signatory

Agreed and accepted by:

Cartica Acquisition Corp

By:	/s/ C. Brian Coad
Name:	C. Brian Coad
Title:	Chief Operating Officer and Chief Financial Officer

Nidar Infrastructure Limited

By:	/s/ Ravi Hirisave
Name:	Ravi Hirisave
Title:	Authorized Signatory

SCHEDULE A

FORM OF PRICING DATE NOTICE

Date:	[*], 2025

To:	Cartica Acquisition Corp, a Cayman Islands exempted company (“Counterparty”)

Address:

Phone:

From:	Harraden Circle Investors, LP, Harraden Circle Special Opportunities, LP, Harraden Circle Strategic Investments, LP, and Harraden Circle Concentrated, LP (collectively “Seller”)

Re:	OTC Equity Prepaid Forward Transaction

1.	This Pricing Date Notice supplements, forms part of, and is subject to the Confirmation Re: Prepaid Share Forward Transaction, dated as of December 2, 2025 (the “Confirmation”), between Counterparty and Seller, as amended and supplemented from time to time. All provisions contained in the Confirmation govern this Pricing Date Notice except as expressly modified below.

2.	The purpose of this Pricing Date Notice is to confirm certain terms and conditions relating to the transaction described in the Confirmation.

Pricing Date:      [*]  , 2025

Number of Recycled Shares: [ ]

Number of Shares: [____]